Exhibit 32.2

 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying amended Annual Report on Form 10-KSB of Velocity Asset Management, Inc. for the period ended December 31, 2004, I, James
J. Mastriani, Chief Financial Officer, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such amended Annual Report on Form 10-KSB for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such amended Annual Report on Form 10-KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.


Dated: August 10, 2005                  /s/ JAMES J. MASTRIANI
                                        --------------------------------
                                        James J. Mastriani
                                        Chief Financial Officer